                                                     ISDA Schedule to the Master
                                                     Agreement for Interest Rate
                                                                            Swap




                                                          ST.GEORGE BANK LIMITED


               PERPETUAL TRUSTEES CONSOLIDATED LIMITED AS TRUSTEE OF THE CRUSADE
                                                      GLOBAL TRUST NO. 1 OF 2002


                                                      CRUSADE MANAGEMENT LIMITED


                                                             JPMORGAN CHASE BANK










                                                               The Chifley Tower
                                                                2 Chifley Square
                                                               Sydney  NSW  2000
                                                                       Australia
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2002



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ISDA Schedule to the Master Agreement for
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DATE
-------------

PARTIES
-------------

     1.      ST.GEORGE BANK LIMITED (ABN 92 055 513 070) (PARTY A)

     2. PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) as trustee of CRUSADE GLOBAL TRUST NO. 1 OF 2002 (PARTY B)

     3.      CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) (MANAGER) and

     4.      JPMORGAN CHASE BANK (JPMCB)

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PART 1.  TERMINATION PROVISIONS

         (a) SPECIFIED ENTITY is not applicable in relation to Party A or Party B:

         (b)      Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii),
                  (iii) and (iv) will not apply to Party A and Party B.

         (c) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event under the Master Trust Deed has occurred in respect of Party A, Party B or JPMCB" (the party the subject of the Insolvency Event will be the Defaulting Party); or. In relation to Party A or JPMCB, the events described in the definition of Insolvency Event (under the Master Trust Deed) shall apply to it as if Party A or JPMCB (as the case may be) were a relevant corporation referred to in that definition. The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Local Business Days of that occurrence, Party A, Party B, the Manager and JPMCB are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A, Party B and JPMCB agree to execute such a novation agreement in standard ISDA form.

         (d) Section 5(a)(i) is amended to replace THIRD with TENTH and the following sentence is added:

                  Even if JPMCB makes a payment under this Agreement, a failure by Party A to remedy, within the period stipulated in this section 5(a)(i), its failure to make that payment or delivery by the due date shall still constitute an Event of Default.

                  For the avoidance of doubt, but without limiting Section 17, Party B is not obliged to pay any amount attributable to any Break Payment which is due by, but not received from, an Obligor or any Loan Offset Interest Amount which is due by, but not received from, the Approved Seller, and the failure by Party B to pay that amount shall not be an Event of Default.

         (e)      The AUTOMATIC EARLY TERMINATION provision of Section 6(a):

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                  will not apply to Party A
                  will not apply to Party B

                  Any event which, upon its occurrence, constitutes an Event of Default, is deemed not to be an essential term of the Transaction so that the occurrence of any Event of Default shall not be implied to constitute a repudiation of this Agreement. This does not in any way restrict or limit the right of a Non-Defaulting Party under Section 6(a) to terminate following an Event of Default.

         (f) PAYMENTS ON EARLY TERMINATION. Subject to Section 15(u) only, for the purpose of Section 6(e) of this Agreement, neither Party A nor Party B is required to make any payment if this Agreement is terminated and Section 6(e) shall not apply.

         (g)      There is no Termination Currency.

         (h) An ADDITIONAL TERMINATION EVENT set out in Part 5(q) of this Schedule (under Section 15(r)), will apply.

         (i)      In the TRANSFER provision of Section 7, add a new paragraph
                  (c):

                  (c) Party B may transfer to a Successor Trustee (as defined below) or to avoid an illegality as specified in Section 5(b)(i).

         (j)      Add a new paragraph to Section 7 immediately below paragraph
                  (c):

                  In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("Successor Trustee"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed, Party A is entitled to terminate the Transaction under Section 6, in which case it may) novate to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B and the Successor Trustee, and give written notice to the Designated Rating Agencies of such novation.

PART 2.  TAX REPRESENTATIONS

(a)      PAYER TAX REPRESENTATIONS.

         For the purpose of Section 3(e) of this Agreement each of Party A, Party B and JPMCB will make the following representation.

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

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         provided that it shall not be a breach of this representation where reliance is placed on Section (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS.

         For the purpose of Section 3(f) of this Agreement, each of Party A and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in whole or in part in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

(c) DEDUCTION OR WITHHOLDING FOR TAX. SECTION 2(d) is replaced with the following Section:

                  All payments under this Agreement will be made subject to deduction or withholding for or on account of any Tax. If a party (including JPMCB) is so required to deduct or withhold, then that party ("X") will:

                  (i) promptly notify the other party ("Y") of such requirement;

                  (ii) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                  (iii) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities;

                  (iv) pay to Y the amount Y would have received had no deduction or withholding been required.

                  Paragraph (iv) shall not apply to payments to be made by Party B.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to the other as soon as reasonably practicable following a request by the other party, any document or certificate reasonably required by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which the deduction or withholding for or on account of Tax is applied to that payment.

PART 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         Address for notices or communications to Party A:

         Address:          Level 12, 55 Market Street, Sydney NSW 2000
         Attention:        Middle Office Compliance Manager
         Facsimile No:     (02) 9320 5589   Telephone No: (02) 9320 5526

         Address for notices or communications to Party B:

         Address:          Level 3, 39 Hunter Street,  Sydney  NSW 2000

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ISDA Schedule to the Master Agreement for
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         Attention:        Manager, Securitisation
         Facsimile No:     (02) 9221 7870        Telephone No: (02) 9229 9000

         Address for notices or communications to the Manager:

         Address:          Level 12, 55 Market Street, Sydney NSW 2000
         Attention:        Middle Office Compliance Manager
         Facsimile No:     (02) 9320 5589   Telephone No: (02) 9320 5526

         Address for notices or communications to JPMCB:

         (i) in the case of all communications (other than facsimile communications):


                  Address:          [*]
                  Attention:        [*]
                  Telex No.:        [*]
                  Answerback:       [*]

         and

         (ii) a copy of each communication sent to the address in sub-paragraph (i) (other than a notice or communication under Section 5 or 6), and any facsimile communications

                  Facsimile No.:    [*]
                  Attention:        [*]

                  Telephone number for oral confirmation of receipt of facsimile in legible form: [*].
                  Designated responsible employee for the purposes of Section 12(a)(iii): [*].



 (b)     PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent: None.
         Party B appoints as its Process Agent: None.
         JPMCB appoints as its Process Agent:

         JPMorgan Chase Bank
         Address: [*]
         Tel:  [*]; Fax:  [*]

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.
         Party B is not a Multibranch Party.
         JPMCB is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is the Manager unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      CREDIT SUPPORT  DOCUMENT. Details of any Credit Support Document:

         In relation to Party A:    Nil.
         In relation to Party B:    Security Trust Deed


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(g)      CREDIT SUPPORT PROVIDER. Credit Support Provider means:

         In relation to Party A: JPMCB
         In relation to Party B:  Nil.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced with the following:

         each party submits to the non-exclusive jurisdiction of the courts of New South Wales and Court of Appeal from them.

(i) NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(j) AFFILIATE will have the meaning specified in Section 14 of this Agreement. For the purpose of Section 3(c), each of Party A and Party B are deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS

(a) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (published by the International Swap and Derivatives Association, Inc.) as amended from time to time (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporation by reference in, and shall be deemed to be part of this Agreement and each Confirmation.

(b)      In Section 2(a)(i) add the following sentence:

         Each payment will be by way of exchange for the corresponding payment or payments payable by the other party.

(c) In Section 2(a)(ii), after freely transferable funds add free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(d)      A new Section 2(a)(iv) is inserted as follows:

         (iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i).

(e) For the purpose of Section 2(b) of this Agreement, CHANGE OF ACCOUNT, any new account so designated shall be in the same tax jurisdiction as the original account.

(f) ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

                  (g) Non Assignment. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the trusts created pursuant to the Trust Deed) and has not given any charge over its assets, in the case of Party A, or the assets of the Trust (other than as provided in the Security Trust Deed), in the case of Party B.

(g) Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

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         (i)      TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

         (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

         (iv) POWER. Party B has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

         (v) GOOD TITLE. Party B is the equitable owner of the Assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed, and, subject only to the Trust Deed, the Security Trust Deed and any Security Interest (as defined in the Trust Deed) permitted under the Security Trust Deed, as far as Party B is aware, those assets are free from all other Security Interests

(h)      In Section 3(c)

         (i)      delete the words AGENCY OR OFFICIAL; and

         (ii)     in the third line, insert "materially" before the word
                  "affect".

(i)      In Section 4 add a new paragraph as follows:

         (f) CONTRACTING AS PRINCIPAL. Party A and JPMCB will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise.

(j) In Section 6(d)(i), in the last line, insert "in the absence of manifest error" after the word EVIDENCE.

(k) CONFIRMATIONS. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Swap Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforceability of any Swap Transaction.

(l)      Section 12 is amended as follows:

         (i) in Section 12(a), insert and settlement instructions requiring payment to an entity other than the original counterparty after Section 5 or 6 in line 2.

         (ii)     Section 12(a)(iii) is replaced with:

                           (iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form.

(m)      Any reference to a:

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         (i)      SWAP TRANSACTION in the ISDA Definitions is deemed to be a reference to a TRANSACTION for the purpose of interpreting this Agreement or any Confirmation; and

         (ii) TRANSACTION in this Agreement or any Confirmation is deemed to be a reference to a SWAP TRANSACTION for the purpose of interpreting the ISDA Definitions.

(n)      The SEPTEMBER 1992 AUSTRALIAN ADDENDUM NO. 10 - (AS AMENDED IN MARCH
         1994) NETTING TO SCHEDULE TO MASTER AGREEMENT OF INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC. is deemed to be incorporated in this Agreement, except that in the event of any inconsistency between that addendum and this Schedule or any Confirmation, the Confirmation or this Schedule shall take precedence.

(o) TRUST DEED means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 1 of 2002 Supplementary Terms Notice dated on or about the date of this Agreement between (among others) Party B, Party A and the Manager (the SUPPLEMENTARY TERMS NOTICE), and each of the following expressions shall have the meanings given to them in the Trust Deed and the Supplementary Terms Notice:

                           APPROVED BANK
                           APPROVED SELLER
                           ASSETS
                           BANK
                           BREAK PAYMENT
                           CLASS
                           DESIGNATED RATING AGENCY
                           FINAL MATURITY DATE
                           FIXED RATE LOAN
                           HOUSING LOAN PRINCIPAL
                           INSOLVENCY EVENT
                           LOAN OFFSET INTEREST AMOUNT
                           MASTER TRUST DEED
                           NOTE
                           OBLIGOR
                           PAYMENT DATE
                           PURCHASED RECEIVABLE
                           SECURITY TRUST DEED
                           SERVICER
                           SUPPORT FACILITY PROVIDER
                           TRUST

(p) TRUST DEED: The Parties acknowledge and agree that for the purposes of the Trust Deed, this Agreement is an HEDGE AGREEMENT and Party A and JPMCB are SUPPORT FACILITY PROVIDERS.

(q)      Agreement by JPMCB to act as Standby Interest Rate Swap Provider:

         A new Section 15 is added as follows:

         15.      STANDBY INTEREST RATE SWAP PROVIDER

         (a) For the purpose of this Section 15 the following additional definitions apply:

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                  ACCEPTABLE ARRANGEMENT means an arrangement which each
                  relevant Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note Downgrade.

                  ACCEPTABLE RATING means, at any time, that Party A's short term rating from S&P is not below A-1.

                  APPROVED BANK means a Bank which has a short- term rating of at least A-1+ (S&P), P-1 (Moody's) and F1 (Fitch).

                  DOWNGRADE means JPMCB's rating by a Designated Rating Agency has been withdrawn or reduced resulting in JPMCB having:

                  (i)      a short term credit rating of less than A-1 by S&P;

                  (ii)     a long term credit rating by Moody's of less than A2;
                           or

                  (iii)    a short term rating of less than F1 by Fitch.

                  MAJOR JPMCB DOWNGRADE means a JPMCB Downgrade resulting in JPMCB having:

                  (i)      a short term credit rating by S&P of less than A-1;

                  (ii)     a long term credit rating by Moody's of less than A3;
                           or

                  (iii)    a short term credit rating by Fitch of less than F1.

                  MINOR JPMCB DOWNGRADE means any JPMCB Downgrade which is not a Major JPMCB Downgrade.

                  NOTE DOWNGRADE means any actual or proposed withdrawal or downgrade of the ratings assigned to any Class of Notes by a Designated Rating Agency which results or would result in any rating assigned to that Class of Notes being less than that stipulated in Section 4.2(f) of the Supplementary Terms Notice.

                  REPLACEMENT PROVIDER  means:

                  (i) where Party A notifies JPMCB that it elects to replace itself as Interest Rate Swap Provider, then a Replacement Swap Provider; or

                  (ii) where Party A notifies JPMCB that it elects to replace JPMCB as Standby Interest Rate Swap Provider, then a Replacement Standby Interest Rate Swap Provider

                  REPLACEMENT STANDBY SWAP PROVIDER means a party that has agreed to replace JPMCB as Standby Interest Rate Swap Provider and has a rating greater than or equal to:

                  (i)      A-1 by S&P;

                  (ii)     F1 by Fitch; and

                  (iii) who is suitably rated such that its appointment as Standby Interest Rate Swap Provider does not result in a Note Downgrade by Moody's.

                  REPLACEMENT SWAP PROVIDER means a party that has agreed to replace Party A as Interest Rate Swap Provider, and the appointment of which each Designated Rating Agency has confirmed, in writing, will not result in a Note Downgrade and which JPMCB has approved in writing (which approval will not be unreasonably withheld).

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                  SWAP COLLATERAL ACCOUNT means an account established by Party
                  B with an Approved Bank.

         (b) JPMCB agrees that if Party A is obliged to make a payment under a Confirmation that JPMCB has accepted or countersigned and JPMCB receives notice from the Manager requiring JPMCB to make that payment, JPMCB will comply with that notice by making the payment specified in the notice. The Manager must give this notice to JPMCB no later than 2.00pm (Sydney time) on the Payment Date.

         (c) JPMCB shall make such payment in full, without any set off, counterclaim or exercise of any similar right or defence, other than any netting permitted under this Agreement.

         (d)      If JPMCB receives a notice under Section 15(b) on or before
                  2.00 pm (Sydney time) on a Business Day, it will make the payment specified in that notice not later than 4.00 pm (Sydney time) on that Business Day. If it receives a notice after 2.00 pm (Sydney time) on a Business Day it will make the payment not later than 4.00 pm (Sydney time) on the next Business Day.

         (e) JPMCB's obligations under this Section 15 with respect to a Confirmation commence on the Effective Date (specified in such Confirmation) and terminate on the earlier of the Final Maturity Date and the date on which the Confirmation is otherwise terminated in accordance with its terms.

         (f) If, at any time, JPMCB is Downgraded and the downgrade constitutes a Minor JPMCB Downgrade, Party A shall, within 30 days (or such greater period as agreed by the relevant Designated Rating Agency), comply with Section 15(h).

         (g) If at any time JPMCB is Downgraded and the downgrade constitutes a Major JPMCB Downgrade, Party A shall, within 5 Business Days (or such greater period as agreed by the relevant Designated Rating Agency) comply with Section 15(h).

         (h) Subject to Section 15(i), where Party A is required to comply with this Section 15(h) it shall, at its cost, and at its election do one of the following:

                  (i) (CASH COLLATERALISE) deposit into a Swap Collateral Account and maintain in the Swap Collateral Account (whilst the relevant downgrade subsists) sufficient funds to ensure that the amount standing to the credit of the Swap Collateral Account is equal to the greater of the following (the CASH COLLATERAL AMOUNT):

                           (A)      zero;

                           (B)      CCR; and either:

                                    (1)      an amount acceptable to Moody's and
                                             Fitch and sufficient to ensure that
                                             the ratings given to the Notes by
                                             Moody's and Fitch are not adversely
                                             affected and that any Note
                                             Downgrade is avoided or reversed
                                             (as the case may be); or

                                    (2)      an amount acceptable to S&P that is
                                             the greater of zero, CCR and the
                                             amount of the next payment that is
                                             due, or one percent of the of the
                                             outstanding notional principal of
                                             the interest rate swap.

                  (ii) (NOVATE) enter into an agreement novating this Agreement to a Replacement Provider proposed by any of Party A, Party B or the Manager which each

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                           Designated Rating Agency has confirmed will not
                           result in a withdrawal or downgrade of any credit rating assigned, by it, to the Notes; or

                  (iii) (OTHER ARRANGEMENTS) enter into or procure entry into any Acceptable Arrangement. For the purpose of this paragraph (h)(i), the formula for calculating CCR is as follows.

                  CCR = CR x 1.030

                  where

                  CR means MTM + VB

                  MTM means the mark-to-market value of the Transactions outstanding under the Agreement. Party A will have to mark the Transactions to market and post collateral on a weekly basis, with a cure period of 3 days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to assume Party A's role in the Transactions in place of Party A. The mark-to-market value may be a positive or negative amount. A bid has a negative value if the payment would be from the counterparty to Party A and has a positive value if the payment would be from Party A to the counterparty (for the purposes of determining a higher bid, any bid of positive value is higher than any bid of a negative value).

                  VB means the value calculated by multiplying the Invested Amount at the time of the calculation by the relevant percentage calculated from the following table (for the purposes of interpreting the table, "Counterparty rating" is the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                              VOLATILITY BUFFER (%)


     COUNTERPARTY      MATURITIES UP      MATURITIES UP        MATURITIES MORE
     RATING            TO 5 YEARS         TO 10 YEARS          THAN 10 YEARS
     A+                1.05               1.75                 3.0
     A                 1.35               2.45                 4.5
     A-1*              1.5                3.15                 6.0

                  * The A-1 rating will be taken to be the counterparty's short term rating.

         (i) Notwithstanding anything to the contrary in this Section 15, where a Downgrade as described in paragraph (i) of the definition of Downgrade, has occurred, a party entitled to elect a course of action under this Section 15 may only elect to cash collateralise under Section (j)(i) if Party A has an Acceptable Rating and a short term credit rating of not less than F1 from Fitch.

         (j) Where Party A is required to comply with Section 15(h) and fails to do so within the relevant time, JPMCB shall, subject to Section 15(i), either:

                  (i) deposit into, and maintain in, a Swap Collateral Account the Cash Collateral Amount in accordance with
                           Section 15(h)(i);

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                  (ii)     procure, at its cost, a Replacement Provider and pay
                           the costs of novating the relevant obligations to that Replacement Provider in accordance with Section 15(h)(ii); or

                  (iii) at its cost, enter into or procure entry into an Acceptable Arrangement in accordance with Section 15(h)(iii).

         (k) Where either JPMCB or Party A procures a Replacement Provider in accordance with Section 15(h)(ii) or 15(j)(ii), each party to this Agreement shall do all things necessary to novate the relevant obligations to the Replacement Provider.

         (l) If, at any time, JPMCB's obligations under this Agreement are novated in accordance with Section 15(h)(ii) or 15(j)(ii) or any Acceptable Arrangement is entered into in accordance with
                  Section 15(h)(iii) or 15(j)(iii) which results in JPMCB being replaced as Standby Interest Rate Swap Provider, JPMCB shall be immediately entitled to any cash collateral amount which it has deposited in the Swap Collateral Account.

         (m) If the Manager becomes actually aware of the occurrence of a JPMCB Downgrade, the Manager shall notify Party A, JPMCB or both of the occurrence of such a reduction.

         (n) Where Party B has not established a Swap Collateral Account and either Party A or JPMCB is required to deposit monies into a Swap Collateral Account, the Manager must direct Party B to establish, as soon as is practicable, and maintain, in the name of Party B an account with an Approved Bank which account, shall be, for the purposes of this Section 15 the SWAP COLLATERAL ACCOUNT.

         (o) All interest on the Swap Collateral Account will accrue and be payable monthly to the party which provides the relevant Cash Collateral Amount.

         (p) Party B may only make withdrawals from the Swap Collateral Account if directed to do so by the Manager and then only for the purpose of:

                  (i) novating obligations under this Agreement in accordance with Section 15(h)(ii) or 15(j)(ii) or entering into any other Acceptable Arrangement in accordance with 15(h)(iii) or 15(j)(iii);

                  (ii) refunding to Party A or JPMCB (whichever provided the relevant Cash Collateral Amount) the amount of any reduction in the Swap Collateral Amount, from time to time and providing the Designated Rating Agencies have confirmed, in writing, that such refund will not result in a Note Downgrade;

                  (iii) withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

                  (iv) paying financial institutions duty, bank accounts debit tax or other equivalent Taxes payable in respect of the Swap Collateral Account; or

                  (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

         (q)      JPMCB's obligations under this Section 15 shall:

                  (i)      survive the termination of this Agreement; and

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                  (ii)     terminate upon Party A complying with its obligations
                           (if any) under Section 15(h) or JPMCB complying with its obligations under Section 15(j).

         (r)      Where:

                  (i)      Party A fails to comply with Section 15(h);

                  (ii)     JPMCB fails to comply with Section 15(j); and

                  (iii) this shall constitute an Additional Termination Event and Party A shall be the Affected Party for this purpose.

         (s) In consideration of JPMCB agreeing to act as Standby Interest Rate Swap Provider, Party A agrees to pay to JPMCB quarterly in arrears a fee that accrues from day to day and is calculated at the rate of 0.047% per annum of the Housing Loan Principal of all Fixed Rate Loans on the relevant day. This fee is payable on each Payment Date, subject to (and to the extent that funds are available under) the cashflow allocation methodology in the Supplementary Terms Notice.

         (t) None of the above fees in this Section 15 are to be increased by reference to any applicable goods and services tax unless:

                  (i) the parties to this Agreement agree (that agreement not to be unreasonably withheld); and

                  (ii)     the increase will not result in a Note Downgrade.

         (u) In consideration of JPMCB agreeing, at the request of Party A, to act as Standby Interest Rate Swap Provider, Party A agrees to indemnify JPMCB on demand against any loss, charge, liability or expense that JPMCB may sustain or incur as a direct or indirect consequence of Party A failing to comply with its obligations under this Agreement, or the Manager requiring JPMCB to make a payment under this Agreement.

         (v)      If for any period JPMCB is required to make any payment under
                  Section 15(b), or otherwise comply with any obligation under a Confirmation in place of Party A:

                  (i) for so long as St.George Bank Limited is the Servicer during that period, St.George Bank will ensure; or

                  (ii) if at any time during that period St.George is removed as Servicer, Party B must use its best endeavours to procure that any replacement Servicer agrees to ensure, that the fixed rate of interest charged in respect of any Floating Rate Loans which convert to Fixed Rate Loans during that period is a reasonable market rate of interest.

         (w)      A new Section 16 is added as follows:

                  16.      Trustee provisions

                           (a)      Limitation of liability

                           (A)      General

                                    Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee under this agreement.

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                           (B)      Limitation of Trustee's Liability

                                    (1)      The Trustee enters into this
                                             agreement only in its capacity as
                                             trustee of the Trust and in no
                                             other capacity (except where the
                                             Transaction Documents provide
                                             otherwise). Subject to paragraph
                                             (3) below, a liability arising
                                             under or in connection with this
                                             agreement or the Trust can be
                                             enforced against the Trustee only
                                             to the extent to which it can be
                                             satisfied out of the assets and
                                             property of the Trust which are
                                             available to satisfy the right of
                                             the Trustee to be exonerated or
                                             indemnified for the liability. This
                                             limitation of the Trustee's
                                             liability applies despite any other
                                             provision of this agreement and
                                             extends to all liabilities and
                                             obligations of the Trustee in any
                                             way connected with any
                                             representation, warranty, conduct,
                                             omission, agreement or transaction
                                             related to this agreement or the
                                             Trust.

                                    (2)      Subject to subparagraph (3) below,
                                             no person (including any Relevant
                                             Party) may take action against the
                                             Trustee in any capacity other than
                                             as trustee of the Trust or seek the
                                             appointment of a receiver (except
                                             under this agreement), or a
                                             liquidator, an administrator or any
                                             similar person to the Trustee or
                                             prove in any liquidation,
                                             administration or arrangements of
                                             or affecting the Trustee.

                                    (3)      The provisions of this section 16
                                             shall not apply to any obligation
                                             or liability of the Trustee to the
                                             extent that it is not satisfied
                                             because under a Transaction
                                             Document or by operation of law
                                             there is a reduction in the extent
                                             of the Trustee's indemnification or
                                             exoneration out of the Assets of
                                             the Trust as a result of the
                                             Trustee's fraud, negligence, or
                                             Default.

                                    (4)      It is acknowledged that the
                                             Relevant Parties are responsible
                                             under the Transaction Documents for
                                             performing a variety of obligations
                                             relating to the Trust. No act or
                                             omission of the Trustee (including
                                             any related failure to satisfy its
                                             obligations under this agreement)
                                             will be considered fraud,
                                             negligence or Default of the
                                             Trustee for the purpose of
                                             subparagraph (3) above to the
                                             extent to which the act or omission
                                             was caused or contributed to by any
                                             failure by any Relevant Party or
                                             any person who has been delegated
                                             or appointed by the Trustee in
                                             accordance with this agreement or
                                             any other Transaction Document to
                                             fulfil its obligations relating to
                                             the Trust or by any other act or
                                             omission of a Relevant Party or any
                                             such person.

                                    (5)      In exercising their powers under
                                             the Transaction Documents, each of
                                             the Trustee, the Security Trustee
                                             and the Noteholders must ensure
                                             that no attorney, agent, delegate,
                                             receiver or receiver and manager
                                             appointed by it in accordance with
                                             this

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                                             agreement has authority to act on
                                             behalf of the Trustee in a way
                                             which exposes the Trustee to any
                                             personal liability and no act or
                                             omission of any such person will be
                                             considered fraud, negligence, or
                                             Default of the Trustee for the
                                             purpose of subparagraph (3) above.

                                    (6)      In this clause, RELEVANT PARTIES
                                             means each of the Manager, the
                                             Servicer, the Calculation Agent,
                                             the Note Registrar, each Paying
                                             Agent, the Note Trustee, and the
                                             provider of a Support Facility.

                                    (7)      Nothing in this clause limits the
                                             obligations expressly imposed on
                                             the Trustee under the Transaction
                                             Documents.

                           (b)      Nothing in paragraph (a) limits Party A in:

                                    (i)      obtaining an injunction or other
                                             order to restrain any breach of
                                             this Agreement by Party B; or

                                    (ii)     obtaining declaratory relief,

                                    in relation to its rights under the Security
                                    Trust Deed.

                           (c)      Except as provided in paragraphs (a) and
                                    (b), Party A shall not:

                                    (i)      (JUDGMENT) obtain a judgment for
                                             the payment of money or damages by
                                             Party B;

                                    (ii)     (STATUTORY DEMAND) issue any demand
                                             under s459E(1) of the Corporations
                                             Law (or any analogous provision
                                             under any other law) against Party
                                             B;

                                    (iii)    (WINDING UP) apply for the winding
                                             up or dissolution of Party B;

                                    (iv)     (EXECUTION) levy or enforce any
                                             distress or other execution to, on
                                             or against any assets of Party B;

                                    (v)      (COURT APPOINTED RECEIVER) apply
                                             for the appointment by a court of a
                                             receiver to any of the assets of
                                             Party B;

                                    (vi)     (SET-OFF OR COUNTERCLAIM) exercise
                                             or seek to exercise any set-off or
                                             counterclaim against Party B; or

                                    (vii)    (ADMINISTRATOR) appoint, or agree
                                             to the appointment, of any
                                             administrator to Party B,


                                    or take proceedings for any of the above and Party A waives its rights to make those applications and take those proceedings.

         (x)      A new Section 17 is added as follows:

                  17.      Break Payments

                  (a) Party B shall pay Break Payments which it receives to Party A in accordance with 5.1(c) of the Supplementary Terms Notice, to the extent that amounts are available to make that payment.

                  (b) Subject to paragraphs (c) and (d), if Party A in any capacity (including in its capacity as Servicer) waives or reduces the amount of any Break Payment otherwise due from an Obligor, each of Party A and JPMCB agree that Party B's

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                           obligation under paragraph (a) is reduced in respect
                           of the Break Payment so waived or to the extent of the reduction of the Break Payment (as the case may be).

                  (c) Provided that JPMCB has not been required to make any payment under Section 15(b), JPMCB, Party A and Party B agree that (unless Party A otherwise notifies JPMCB and Party B in writing) Party A will waive all Break Payments otherwise payable by an Obligor if the total principal prepayments by that Obligor under the relevant Purchased Receivable (excluding scheduled principal repayments) does not exceed $5,000 in any calendar year.

                  (d)      If JPMCB has been required to make a payment under
                           Section 15(b), Party A must not waive or reduce the amount of any Break Payment without the prior consent of JPMCB



IN WITNESS WHEREOF the parties have executed this schedule on the respective dates specified below with effect from the date specified on the first page of this document.



ST.GEORGE BANK LIMITED



By:                                        By:
         ---------------------------               -----------------------------


Name:                                      Name:
         ---------------------------               -----------------------------


Title:                                     Title:
         ---------------------------               -----------------------------


Date:                                      Date:
         ---------------------------               -----------------------------








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PERPETUAL TRUSTEES CONSOLIDATED LIMITED



By:                                        By:
         ---------------------------               -----------------------------


Name:                                      Name:
         ---------------------------               -----------------------------


Title:                                     Title:
         ---------------------------               -----------------------------


Date:                                      Date:
         ---------------------------               -----------------------------



CRUSADE MANAGEMENT LIMITED


By:                                        By:
         ---------------------------               -----------------------------


Name:                                      Name:
         ---------------------------               -----------------------------


Title:                                     Title:
         ---------------------------               -----------------------------


Date:                                      Date:
         ---------------------------               -----------------------------



JPMORGAN CHASE BANK



By:                                        By:
         ---------------------------               -----------------------------


Name:                                      Name:
         ---------------------------               -----------------------------


Title:                                     Title:
         ---------------------------               -----------------------------


Date:                                      Date:
         ---------------------------               -----------------------------


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